UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

FORM N-Q

March 31, 2012

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES - 84.0%
CONSUMER DISCRETIONARY - 15.7%
Auto Components - 0.5%
Allison Transmission Inc., Senior Notes	11.000%	11/1/15	16,000		$16,920	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,160,000	EUR	1,229,938	(a)
Goodyear Tire & Rubber Co., Senior Notes	7.000%	5/15/22	1,380,000		1,348,950

Total Auto Components					2,595,808

Automobiles - 1.0%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.000%	6/15/19	1,070,000		1,080,700
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	890,000		903,350
Escrow GCB General Motors	—	—	2,220,000		48,562	*(b)
Escrow GCB General Motors	—	—	4,330,000		94,719	*(b)
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	2,490,000		2,690,547
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	560,000		610,400	(a)

Total Automobiles					5,428,278

Diversified Consumer Services - 0.7%
Service Corp. International, Senior Notes	7.500%	4/1/27	1,065,000		1,083,638
ServiceMaster Co., Senior Notes	8.000%	2/15/20	770,000		823,900	(a)
Sotheby’s, Senior Notes	7.750%	6/15/15	1,930,000		2,103,700

Total Diversified Consumer Services					4,011,238

Hotels, Restaurants & Leisure - 6.4%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,280,000		1,098,010	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	300,000		313,875
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	610,000		591,700
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,030,000		903,825
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	130,000		120,250
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	2,080,000		2,277,600
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,410,000		1,431,150	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	315,000		268,538	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,460,000		1,512,925	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	2,093,818		1,897,523	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,548,000	GBP	2,079,863
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	720,000		763,200	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,290,000		1,280,325	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	793,000		779,122	(a)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	1,190,000		1,331,312	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	870,000		874,350	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	530,000		592,938
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	882,000	GBP	1,080,261	(e)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	1,690,000		1,924,487
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	4,010,000		3,498,725	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	3,830,000		4,145,975
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	710,000		768,575	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	785,000		912,562
Pinnacle Entertainment Inc., Senior Notes	7.750%	4/1/22	1,000,000		1,050,000
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,630,000		2,682,600	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.532%	2/1/14	905,000		855,225	(a)(e)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure - continued
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Secured Notes	5.375%	3/15/22	690,000		$674,475	(a)

Total Hotels, Restaurants & Leisure					35,709,391

Internet & Catalog Retail - 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,305,000		1,428,975

Media - 5.2%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	240,000		260,400
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	520,000		566,800
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	4,280,000		4,461,900
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	1,310,000		992,325	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	1,010,000		994,850	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	140,000		135,800	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	2,100,000		2,197,125	(a)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	360,000		415,800
DISH DBS Corp., Senior Notes	6.750%	6/1/21	890,000		963,425
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	1,420,000		1,537,150
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,060,000		1,097,100
ITV PLC, Senior Notes	10.000%	6/30/14	740,000	EUR	1,133,991
LBI Media Inc., Senior Notes	8.500%	8/1/17	140,000		43,050	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,720,000		1,470,600	(a)
Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	910,000	EUR	1,319,863	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	3,510,000		3,352,050	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	740,000		866,910
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	300,000		347,250
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	710,000		649,650	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	950,000	EUR	1,276,517	(a)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	559,000	EUR	510,694	(a)(f)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	2,380,000		2,424,625	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	230,000		242,650	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	990,000	EUR	1,429,293	(a)

Total Media					28,689,818

Multiline Retail - 0.3%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,818,000		1,740,735

Specialty Retail - 0.9%
American Greetings Corp., Senior Notes	7.375%	12/1/21	240,000		247,200
Edcon Proprietary Ltd., Senior Notes	4.126%	6/15/14	2,320,000	EUR	2,738,352	(a)(e)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,160,000		2,003,400

Total Specialty Retail					4,988,952

Textiles, Apparel & Luxury Goods - 0.4%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	740,000		734,450	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,275,000		1,381,781

Total Textiles, Apparel & Luxury Goods					2,116,231

TOTAL CONSUMER DISCRETIONARY					86,709,426

CONSUMER STAPLES - 1.6%
Food & Staples Retailing - 0.1%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	730,000		766,500	(a)

Food Products - 0.9%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	1,260,000	GBP	2,068,275	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	700,000		724,500	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Food Products - continued
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,050,000	$1,985,937	(a)

Total Food Products				4,778,712

Personal Products - 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	1,450,000	1,421,000	(a)
Prestige Brands International Inc., Senior Notes	8.125%	2/1/20	400,000	435,500	(a)

Total Personal Products				1,856,500

Tobacco - 0.3%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,369,000	1,382,690

TOTAL CONSUMER STAPLES				8,784,402

ENERGY - 15.9%
Energy Equipment & Services - 3.3%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	750,000	791,250
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	500,000	512,500
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	1,550,000	1,526,750	(a)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	2,215,000	2,331,288	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,210,000	1,249,325
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	410,000	421,275	(a)
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,450,000	1,529,750
Parker Drilling Co., Senior Notes	9.125%	4/1/18	600,000	639,000
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	750,000	783,750	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	910,000	969,150	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	2,250,000	2,441,250	(a)
Unit Corp., Senior Subordinated Notes	6.625%	5/15/21	1,200,000	1,233,000
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	3,420,000	3,779,100

Total Energy Equipment & Services				18,207,388

Oil, Gas & Consumable Fuels - 12.6%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	2,430,000	2,253,825	(a)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	1,100,000	1,276,000
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	480,000	510,000
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	950,000	978,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,220,000	1,274,900
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	140,000	146,300
Chesapeake Energy Corp., Senior Notes	9.500%	2/15/15	2,300,000	2,645,000
Chesapeake Midstream Partners LP / CHKM Finance Corp., Senior Notes	6.125%	7/15/22	1,750,000	1,771,875	(a)
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	2,390,000	2,384,025	(a)
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	1,210,000	1,300,750	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	595,000	657,475
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	150,000	156,750
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,460,000	1,573,150
Concho Resources Inc., Senior Notes	5.500%	10/1/22	20,000	19,725
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	200,000	210,000
Continental Resources Inc., Senior Notes	5.000%	9/15/22	1,380,000	1,388,625	(a)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,958,308	2,292,689	(a)(c)(d)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,280,000	1,366,400
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,430,000	1,776,775
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	87,000	89,735
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,110,000	1,237,650
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,230,000	1,341,920	(e)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,860,000	2,559,700

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels - continued
Indo Integrated Energy II BV, Senior Secured Notes	9.750%	11/5/16	2,010,000		$2,205,975	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,190,000		1,259,912	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,260,000		1,380,053	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	210,000		233,100	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	1,020,000		1,088,850
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	2,560,000		2,700,800
MEG Energy Corp., Senior Notes	6.500%	3/15/21	800,000		842,000	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,350,000		1,059,750
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,340,000		1,487,735	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	3,420,000		2,599,200
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	480,000		472,800	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	341,000		335,885	(a)
Peabody Energy Corp., Senior Notes	6.000%	11/15/18	1,140,000		1,122,900	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	915,000		951,600
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	900,000		1,066,384
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,200,000		1,491,600	(a)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	890,000		351,550	(a)(f)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	270,000		106,650	(a)(f)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	300,000		338,250
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	1,370,000		1,438,500
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	1,860,000		2,036,700	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	840,000		834,750
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	3,260,000		3,463,750
Range Resources Corp., Senior Notes	5.000%	8/15/22	1,160,000		1,146,950
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	1,270,000		1,349,375
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	410,000		436,650
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,400,000		1,419,250	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	850,000		867,000	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	1,065,000		1,110,262
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,000,000		1,132,500	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	190,000		215,175	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	482,000		563,940	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	1,010,000		962,025	(a)
WPX Energy Inc., Senior Notes	6.000%	1/15/22	870,000		874,350	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,990,000		1,542,250	(a)

Total Oil, Gas & Consumable Fuels					69,700,190

TOTAL ENERGY					87,907,578

FINANCIALS - 9.0%
Commercial Banks - 1.9%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	480,000		484,800	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	790,000		816,190	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	300,000		355,818	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	630,000		589,050	(a)(e)(g)
Deutsche Postbank Funding Trust IV, Subordinated Notes	5.983%	6/29/17	2,400,000	EUR	2,432,668	(e)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,910,000		1,826,121	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	310,000		395,698	(a)(e)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,910,000		1,628,275	(e)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	130,000		128,496

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commercial Banks - continued
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	690,000		$724,469	(e)(g)
Societe Generale SA, Junior Subordinated Bonds	1.333%	4/5/17	2,020,000		1,306,597	(a)(e)(g)

Total Commercial Banks					10,688,182

Consumer Finance - 0.8%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	3,800,000		4,237,000

Diversified Financial Services - 5.6%
Bank of America Corp., Senior Notes	6.500%	8/1/16	2,420,000		2,663,275
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	1,840,000		2,120,600
Boats Investments (Netherlands) BV, Secured Notes	8.887%	12/15/15	2,829,086	EUR	2,056,367	(c)(e)
Boats Investments BV, Secured Notes	11.000%	3/31/17	1,873,854	EUR	1,861,873	(a)(c)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	620,000		640,150
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	330,000		336,600
General Motors Financial Co. Inc., Senior Notes	6.750%	6/1/18	1,380,000		1,475,784
ING Groep NV, Subordinated Bonds	5.140%	3/17/16	2,280,000	GBP	2,735,147	(e)(g)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	390,000		434,850
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	2,230,000		2,497,600
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,200,000		2,425,962
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	4,350,000		4,857,506
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	750,000	EUR	1,065,793	(a)
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,300,000		1,317,875
MMG Fiduciary & Trust Corp.	6.750%	2/1/16	470,000		479,400	(a)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	1,510,000	EUR	2,049,130	(a)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,150,000		1,216,125	(a)(c)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		500,000	(a)(e)

Total Diversified Financial Services					30,734,037

Insurance - 0.6%
American International Group Inc., Junior Subordinated Notes	8.175%	5/15/58	10,000		10,635	(e)
ELM BV	5.252%	5/25/16	1,850,000	EUR	2,189,768	(e)(g)
ING Capital Funding Trust III, Junior Subordinated Bonds	4.070%	6/30/12	1,348,000		1,165,570	(e)(g)

Total Insurance					3,365,973

Real Estate Investment Trusts (REITs) - 0.1%
Omega Healthcare Investors Inc., Senior Notes	5.875%	3/15/24	780,000		766,350	(a)

TOTAL FINANCIALS					49,791,542

HEALTH CARE - 5.0%
Health Care Equipment & Supplies - 0.6%
Ontex IV, Senior Notes	9.000%	4/15/19	2,324,000	EUR	2,402,127	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	880,000	EUR	909,583	(a)

Total Health Care Equipment & Supplies					3,311,710

Health Care Providers & Services - 4.0%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	970,000		1,037,900
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	1,438,080		1,524,365	(c)
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	970,000		1,067,000
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,780,000		1,842,300	(a)
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,380,000		1,435,200	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	5,065,000		4,697,787
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	940,000		940,000	(a)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	1,670,000		1,720,100	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	210,000		233,625
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	950,000		1,040,250	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Health Care Providers & Services - continued
HCA Inc., Senior Secured Notes	8.500%	4/15/19	1,270,000		$1,417,637
HCA Inc., Senior Secured Notes	6.500%	2/15/20	1,650,000		1,736,625
HCA Inc., Senior Secured Notes	5.875%	3/15/22	50,000		50,188
INC Research LLC, Senior Notes	11.500%	7/15/19	720,000		705,600	(a)
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	2,400,000		2,484,000	(a)

Total Health Care Providers & Services					21,932,577

Pharmaceuticals - 0.4%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,000,000	EUR	1,390,382	(a)
UCB SA, Subordinated Notes	7.750%	3/18/16	600,000	EUR	842,231	(e)(g)

Total Pharmaceuticals					2,232,613

TOTAL HEALTH CARE					27,476,900

INDUSTRIALS - 11.2%
Aerospace & Defense - 1.4%
Ducommun Inc., Senior Notes	9.750%	7/15/18	970,000		1,033,050
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	1,462,000		1,575,451
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,300,000		2,501,250
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,290,000		2,438,850	(a)

Total Aerospace & Defense					7,548,601

Airlines - 1.6%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	846,602		829,670	(a)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	850,000	GBP	1,368,957
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	73,794		74,067
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	125,734		135,164
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	2,393,299		2,429,199
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	750,000		756,563	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	2,484,646		2,720,687
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	332,054		353,637
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	380,000		400,900	(a)

Total Airlines					9,068,844

Building Products - 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	0.000%	6/30/15	673,600		559,088	(a)(b)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	500,000		528,125	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,080,000		1,148,850	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	650,000		691,795	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	450,000		469,125	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	828,000	EUR	1,104,303	(a)(d)

Total Building Products					4,501,286

Commercial Services & Supplies - 2.0%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,155,000		2,052,637	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	2,100,000		2,089,500
Cenveo Corp., Secured Notes	8.875%	2/1/18	830,000		792,650
Geo Group Inc., Senior Notes	7.750%	10/15/17	400,000		434,500
JM Huber Corp., Senior Notes	9.875%	11/1/19	850,000		888,250	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,320,000		2,360,600	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	220,000		235,400
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,090,000		1,090,000	(a)
United Rentals North America Inc., Senior Notes	10.875%	6/15/16	960,000		1,092,000

Total Commercial Services & Supplies					11,035,537

Construction & Engineering - 0.3%
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	1,830,000		1,911,069	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Electrical Equipment - 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,790,000		$1,682,600	(a)

Machinery - 0.7%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	2,310,000		2,413,950	(a)
Lonking Holdings Ltd., Senior Notes	8.500%	6/3/16	1,440,000		1,353,600	(a)

Total Machinery					3,767,550

Marine - 0.7%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,000,000		980,000	(a)(b)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	1,090,000		1,039,588	(a)(b)(c)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,990,000		1,800,950

Total Marine					3,820,538

Road & Rail - 1.8%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	4,018,865		3,235,186	(c)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	280,000	EUR	373,907	(a)(d)
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	2,618,000		2,709,630	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	1,320,000		1,534,500
Kansas City Southern de Mexico, Senior Notes	6.625%	12/15/20	1,780,000		1,940,200

Total Road & Rail					9,793,423

Trading Companies & Distributors - 0.7%
UR Financing Escrow Corp., Secured Notes	5.750%	7/15/18	764,000		784,055	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	3,056,000		3,147,680	(a)

Total Trading Companies & Distributors					3,931,735

Transportation - 0.9%
CMA CGM, Senior Notes	8.875%	4/15/19	2,100,000	EUR	1,764,485	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,450,000		2,388,750	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	920,000		906,200	(a)

Total Transportation					5,059,435

TOTAL INDUSTRIALS					62,120,618

INFORMATION TECHNOLOGY - 1.9%
Electronic Equipment, Instruments & Components - 0.6%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	2,830,000		3,212,050	(a)

IT Services - 0.8%
First Data Corp., Senior Notes	9.875%	9/24/15	1,440,000		1,454,400
First Data Corp., Senior Notes	10.550%	9/24/15	423,165		431,628
First Data Corp., Senior Notes	12.625%	1/15/21	270,000		272,025
First Data Corp., Senior Secured Notes	7.375%	6/15/19	2,570,000		2,631,038	(a)

Total IT Services					4,789,091

Semiconductors & Semiconductor Equipment - 0.1%
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	476,000		536,690
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	110,000		121,000	(a)

Total Semiconductors & Semiconductor Equipment					657,690

Software - 0.4%
Lawson Software Inc., Senior Notes	9.375%	4/1/19	590,000		612,125	(a)
Lawson Software Inc., Senior Notes	10.000%	4/1/19	1,140,000	EUR	1,520,417	(a)(d)

Total Software					2,132,542

TOTAL INFORMATION TECHNOLOGY					10,791,373

MATERIALS - 10.1%
Chemicals - 2.0%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,125,000		1,254,375	(a)
Ineos Group Holdings PLC	8.500%	2/15/16	120,000		114,000	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	508,000	EUR	677,519	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Chemicals - continued
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	1,302,123		$1,445,357
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	895,000		897,238	(a)
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	2,160,000		2,278,800	(a)
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	895,000		895,000	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	655,000		745,881
Solutia Inc., Senior Notes	7.875%	3/15/20	210,000		247,275
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	2,100,000	EUR	2,464,677	(a)

Total Chemicals					11,020,122

Construction Materials - 0.5%
Cemex Finance LLC, Senior Secured Bonds	9.500%	12/14/16	1,500,000		1,503,900	(a)
West China Cement Ltd., Senior Notes	7.500%	1/25/16	1,415,000		1,209,825	(a)

Total Construction Materials					2,713,725

Containers & Packaging - 1.2%
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	830,000		894,325	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	2,770,000		2,835,787	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	370,000		384,800	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,700,000		2,868,750	(a)

Total Containers & Packaging					6,983,662

Metals & Mining - 4.9%
China Oriental Group Co., Ltd.	7.000%	11/17/17	1,480,000		1,243,200	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	710,000		798,750	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	695,000		781,875	(a)
Evraz Group SA, Notes	6.750%	4/27/18	4,340,000		4,172,042	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	500,000		552,990	(a)
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	910,000		912,275	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,860,000		1,962,300	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,390,000		1,358,725	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,325,000		1,533,290	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,910,000		2,717,450	(a)
New World Resources NV, Senior Bonds	7.375%	5/15/15	810,000	EUR	1,101,903	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	1,700,000		1,870,000
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	2,790,000		1,283,400
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	300,000		318,750	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	220,000		239,945
Thompson Creek Metals Co. Inc., Senior Notes	7.375%	6/1/18	1,830,000		1,711,050
Vale Overseas Ltd., Notes	8.250%	1/17/34	280,000		368,968
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,710,000		1,774,125	(a)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	175,000		181,562	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,020,000		1,898,800	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	130,000		132,600	(a)

Total Metals & Mining					26,914,000

Paper & Forest Products - 1.5%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	1,060,000		1,105,050	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,437,000		1,340,002
China Forestry Holdings Co., Ltd., Senior Secured Bonds	7.500%	11/17/15	869,000		504,020	(a)(b)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	1,200,000		1,273,560	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	900,000		929,250	(a)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	260,000		283,400	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	730,000		686,200	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,290,000		1,333,538	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Paper & Forest Products - 1.5% continued
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	1,370,000		$760,350

Total Paper & Forest Products					8,215,370

TOTAL MATERIALS					55,846,879

TELECOMMUNICATION SERVICES - 7.8%
Diversified Telecommunication Services - 4.6%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	2,940,000		2,410,800	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	340,000		280,500	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	250,000		201,250
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,470,000		1,569,225	(a)
Hughes Satellite Systems Corp., Senior Secured Notes	6.500%	6/15/19	730,000		766,500
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	1,210,000		1,297,725	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	550,000		580,938
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,350,000		1,425,937
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,500,000		1,563,750
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,230,000		1,294,575	(a)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	77,954		79,513	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,390,000		1,525,525
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	1,347,000	EUR	1,976,143	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,000,000		1,062,500	(a)
Vimpel Communications, Notes	6.493%	2/2/16	550,000		571,313	(a)
West Corp., Senior Notes	8.625%	10/1/18	1,050,000		1,157,625
West Corp., Senior Notes	7.875%	1/15/19	2,280,000		2,439,600
West Corp., Senior Subordinated Notes	11.000%	10/15/16	250,000		266,875
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,893,344		2,575,076	(a)(c)
Windstream Corp., Senior Notes	7.500%	6/1/22	600,000		630,000
Windstream Corp., Senior Notes	7.500%	4/1/23	1,700,000		1,759,500

Total Diversified Telecommunication Services					25,434,870

Wireless Telecommunication Services - 3.2%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,790,000		1,892,925
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,470,000	GBP	2,133,774	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	100,000	GBP	145,155	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	4,130,000		3,180,100
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,135,000		1,841,437
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	4,630,000		5,093,000	(a)
Sprint Nextel Corp., Senior Notes	9.250%	4/15/22	700,000		687,750
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	2,440,000		2,379,000	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	350,000		341,250	(a)

Total Wireless Telecommunication Services					17,694,391

TOTAL TELECOMMUNICATION SERVICES					43,129,261

UTILITIES - 5.8%
Electric Utilities - 1.9%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	1,406,591		1,582,415
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,138,000		967,300	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	2,640,000		2,706,000	(a)
GenOn REMA LLC, Senior Secured Notes	9.237%	7/2/17	1,396,124		1,368,201
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,225,284		1,167,083
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,287,000		2,172,650
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	940,000		219,725

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Electric Utilities - 1.9% continued
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	620,000		$407,650	(a)

Total Electric Utilities					10,591,024

Gas Utilities - 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	810,000		864,675

Independent Power Producers & Energy Traders - 3.6%
AES Corp., Senior Notes	9.750%	4/15/16	950,000		1,116,250
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,170,000		1,187,550	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	300,000		321,750	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	2,950,000		3,200,750	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	880,000		939,520	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	850,000		527,000	(f)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	880,000		611,600
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,807,000		3,073,665
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,815,000		1,833,150	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,840,000		1,941,200	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	3,590,000		3,105,350
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	152,017		155,057
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,568,614		1,615,672
NRG Energy Inc., Senior Notes	8.500%	6/15/19	145,000		146,813

Total Independent Power Producers & Energy Traders					19,775,327

Multi-Utilities - 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	580,000		695,130	(a)

TOTAL UTILITIES					31,926,156

TOTAL CORPORATE BONDS & NOTES (Cost - $462,265,970)					464,484,135

COLLATERALIZED SENIOR LOANS - 2.4%
CONSUMER DISCRETIONARY - 0.5%
Diversified Consumer Services - 0.5%
Realogy Corp., Term Loan	13.500%	10/15/17	2,800,000		2,891,000	(h)

Textiles, Apparel & Luxury Goods - 0.0%
Simmons Holdco. Inc., Term Loan	0.000%	2/15/13	1,977,672		0	(b)(d)(h)(i)

TOTAL CONSUMER DISCRETIONARY					2,891,000

INDUSTRIALS - 0.8%
Marine - 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/13/14	236,756		236,756	(b)(h)
Trico Shipping AS, Term Loan B	—	5/13/14	416,849		416,849	(b)(h)(j)

Total Marine					653,605

Trading Companies & Distributors - 0.7%
United Rentals Inc.	—	4/13/12	2,066,844		2,066,844	(b)(d)(j)
United Rentals Inc.	—	1/17/13	1,757,090		1,757,090	(b)(d)(j)

Total Trading Companies & Distributors					3,823,934

TOTAL INDUSTRIALS					4,477,539

INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
First Data Corp., Term Loan B	4.242%	3/23/18	892,870		815,860	(h)

MATERIALS - 0.2%
Chemicals - 0.2%
Kerling PLC, Term Loan	10.000%	6/30/16	600,000	EUR	760,209	(h)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
TELECOMMUNICATION SERVICES - 0.6%
Wireless Telecommunication Services - 0.6%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	2,496,504		$2,496,504	(h)
Vodafone Americas Finance 2 Inc., Term Loan B	6.250%	7/11/16	969,375		971,798	(h)

TOTAL TELECOMMUNICATION SERVICES					3,468,302

UTILITIES - 0.1%
Electric Utilities - 0.1%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.743%	10/10/17	1,294,561		722,932	(h)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $15,521,555)					13,135,842

CONVERTIBLE BONDS & NOTES - 0.5%
CONSUMER DISCRETIONARY - 0.2%
Diversified Consumer Services - 0.2%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	1,470,000		1,205,400	(a)

INDUSTRIALS - 0.2%
Marine - 0.2%
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	1,704,585		1,278,409	(b)(d)
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	473,484		153,882	(b)(d)

TOTAL INDUSTRIALS					1,432,291

MATERIALS - 0.1%
Chemicals - 0.1%
Hercules Inc.	6.500%	6/30/29	500,000		404,063

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $3,587,228)					3,041,754

SOVEREIGN BONDS - 7.7%
Argentina - 1.6%
Republic of Argentina, Discount Notes	8.280%	12/31/33	6,215,554		4,608,834
Republic of Argentina, Senior Bonds	7.000%	10/3/15	4,306,000		4,063,787

Total Argentina					8,672,621

Brazil - 0.8%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	812,000	BRL	447,475
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	7,295,000	BRL	3,893,599

Total Brazil					4,341,074

India - 0.3%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	2,030,000		1,938,650	(a)(e)

Indonesia - 1.0%
Republic of Indonesia, Notes	5.250%	1/17/42	1,740,000		1,833,525	(a)
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	7,064,000,000	IDR	1,083,314
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	14,826,000,000	IDR	2,181,997
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	300,000		372,000	(a)

Total Indonesia					5,470,836

Peru - 0.2%
Republic of Peru, Bonds	7.840%	8/12/20	2,871,000	PEN	1,250,246

Russia - 0.0%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	230,000		244,950	(a)

Turkey - 0.5%
Republic of Turkey, Senior Notes	6.250%	9/26/22	2,550,000		2,754,000

Venezuela - 3.3%
Bolivarian Republic of Venezuela	5.750%	2/26/16	13,923,000		12,426,277	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Venezuela - 3.3% continued
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	6,609,000	$5,584,605	(a)

Total Venezuela				18,010,882

TOTAL SOVEREIGN BONDS (Cost - $37,981,029)				42,683,259

			SHARES
COMMON STOCKS - 1.9%
CONSUMER DISCRETIONARY - 0.9%
Hotels, Restaurants & Leisure - 0.1%
Bossier Casino Venture Holdco Inc.			90,995	181,990	*(b)(d)

Media - 0.8%
Charter Communications Inc., Class A Shares			72,427	4,595,493	*

TOTAL CONSUMER DISCRETIONARY				4,777,483

ENERGY - 0.6%
Energy Equipment & Services - 0.6%
KCAD Holdings I Ltd.			337,003,822	3,396,325	(b)(d)

INDUSTRIALS - 0.4%
Marine - 0.4%
DeepOcean Group Holding AS			111,638	1,925,755	(d)
Horizon Lines Inc., Class A Shares			44,847	259,216	*

TOTAL INDUSTRIALS				2,184,971

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
World Access Inc.			10,212	10	*(b)

TOTAL COMMON STOCKS (Cost - $7,776,960)				10,358,789

CONVERTIBLE PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Citigroup Inc. (Cost - $128,029)	7.500%		1,400	144,942

PREFERRED STOCKS - 2.1%
FINANCIALS - 2.0%
Consumer Finance - 1.0%
GMAC Capital Trust I	8.125%		239,750	5,540,622	(e)

Diversified Financial Services - 1.0%
Citigroup Capital XII	8.500%		157,775	4,039,040	(e)
Citigroup Capital XIII	7.875%		56,875	1,547,000	(e)

Total Diversified Financial Services				5,586,040

TOTAL FINANCIALS				11,126,662

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
Jack Cooper Holdings Corp.	20.000%		5,007	503,204	(a)(d)

TOTAL PREFERRED STOCKS (Cost - $12,078,377)				11,629,866

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Buffets Restaurant Holdings		4/28/14	2,639	26	*(b)(d)
Charter Communications Inc.		11/30/14	4,556	87,658	*
CMP Susquehanna Radio Holdings Co.		3/23/19	10,340	55,836	*(a)(b)(d)
Jack Cooper Holdings Corp.		12/15/17	3,438	257,850	*(d)
Jack Cooper Holdings Corp.		5/6/18	1,123	84,225	*(d)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	EXPIRATION DATE	WARRANTS	VALUE
WARRANTS - 0.1% continued
Nortek Inc.	12/7/14	5,120	$11,776	*(b)(d)
SemGroup Corp.	11/30/14	15,416	114,387	*(b)

TOTAL WARRANTS (Cost - $136,074)			611,758

	NOTIONAL AMOUNT
PURCHASED OPTIONS - 0.2%
Credit default swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.HY.17 Index, Put @ $97.00 (Cost - $1,711,590)	6/20/12	45,521,000	1,003,037

TOTAL INVESTMENTS - 98.9% (Cost - $541,186,812#)			547,093,382
Other Assets in Excess of Liabilities - 1.1%			6,050,515

TOTAL NET ASSETS - 100.0%			$553,143,897

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Illiquid security.

(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	The coupon payment on these securities is currently in default as of March 31, 2012.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Value is less than $1.

(j)	All or a portion of this loan is unfunded as of March 31, 2012. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
PEN	— Peruvian Nuevo Sol

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT	VALUE
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.17 Index, Call	4/18/12	$100.00	15,229,000	$46,589
Credit default swaption with Credit Suisse to sell protection on Markit CDX.NA.HY.17 Index, Put	6/20/12	92.00	91,042,000	667,401

TOTAL WRITTEN OPTIONS (Premiums received - $1,872,652)				$713,990

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Global High Yield Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$461,093,436	$3,390,699	$464,484,135
Collateralized senior loans	—	9,311,908	3,823,934	13,135,842
Convertible bonds & notes	—	2,887,872	153,882	3,041,754
Sovereign bonds	—	42,683,259	—	42,683,259
Common stocks	$4,854,719	1,925,755	3,578,315	10,358,789
Convertible preferred stocks	144,942	—	—	144,942
Preferred stocks	11,126,662	503,204	—	11,629,866
Warrants	—	599,956	11,802	611,758
Purchased options	—	1,003,037	—	1,003,037

Total long-term investments	$16,126,323	$520,008,427	$10,958,632	$547,093,382

Other financial instruments:
Forward foreign currency contracts	—	$95,237	—	$95,237
Credit default swaps on sovereign issues - buy protection‡	—	849,431	—	849,431
Credit default swaps on credit indices - buy protection‡	—	300,674	—	300,674

Total other financial instruments	—	$1,245,342	—	$1,245,342

Total	$16,126,323	$521,253,769	$10,958,632	$548,338,724

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$713,990	—	$713,990
Forward foreign currency contracts	—	858,802	—	858,802

Total	—	$1,572,792	—	$1,572,792

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COLLATERALIZED SENIOR LOANS	CONVERTIBLE BONDS & NOTES	COMMON STOCKS	PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of December 31, 2011	$6,341,904	$2,350,000	—	$5,294,170	$500,700	$385,088	$14,871,862
Accrued premiums/discounts	7,021	479	—	—	—	—	7,500
Realized gain (loss)	—	—	—	—	—	—	—
Change in unrealized appreciation
(depreciation)(1)	203,675	(479)	—	27,910	2,503	83,176	316,785
Purchases	1,098,010	1,473,934	—	181,990	—	—	2,753,934
Sales	—	—	—	—	—	—	—
Transfers into Level 3(2)	—	—	$153,882	—	—	—	153,882
Transfers out of Level 3(3)	(4,259,911)	—	—	(1,925,755)	(503,203)	(456,462)	(7,145,331)

Balance as of March 31, 2012	$3,390,699	$3,823,934	$153,882	$3,578,315	—	$11,802	$10,958,632

Net change in unrealized appreciation (depreciation) for investments in securitiesstill held at March 31, 2012(1)	$9,233	$(479)	—	—	—	$(2,048)	$6,706

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) whengains or losses are realized.

(2)	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(3)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to Schedule of Investments (unaudited) (continued)

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2012, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified

Notes to Schedule of Investments (unaudited) (continued)

return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Notes to Schedule of Investments (unaudited) (continued)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2012, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $1,572,792. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m)	Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$30,173,455
Gross unrealized depreciation	(24,266,885)

Net unrealized appreciation	$5,906,570

During the period ended March 31, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	134,514,600	2,177,812
Options closed	—	—
Option exercised	—	—
Options expired	(28,243,600)	(305,160)

Written options, outstanding as of March 31, 2012	106,271,000	$1,872,652

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	BNP Paribas	863,767	$1,381,206	5/16/12	$16,472
British Pound	Citibank N.A.	1,500,000	2,398,574	5/16/12	23,375
British Pound	JP Morgan Chase	142,554	227,951	5/16/12	1,514

					41,361

Contracts to Sell:
Brazilian Real	Citibank N.A.	3,970,000	2,168,346	4/16/12	53,876
Euro	Citibank N.A.	450,000	600,226	4/27/12	(6,370)
British Pound	Citibank N.A.	5,972,252	9,549,927	5/16/12	(156,888)
British Pound	UBS AG	3,746,305	5,990,526	5/16/12	(67,244)
Euro	BNP Paribas	1,021,138	1,362,165	5/16/12	(20,052)
Euro	Citibank N.A.	1,324,770	1,767,200	5/16/12	(38,971)
Euro	Goldman Sachs	6,339,269	8,456,376	5/16/12	(185,406)
Euro	JP Morgan Chase	1,345,000	1,794,186	5/16/12	(7,501)
Euro	UBS AG	18,783,585	25,056,685	5/16/12	(376,370)
					(804,926)

Net unrealized loss on open forward foreign currency contracts					$(763,565)

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2012, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡		MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
BNP Paribas (Spain Government Bond, 5.50%, due 7/30/17)	$5,950,000	6/20/17	1.000	% quarterly	$849,431	$856,974	$(7,543)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡		MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	$5,044,000	12/20/16	5.000	% quarterly	$81,011	$141,164	$(60,153)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	7,663,000	12/20/16	5.000	% quarterly	123,074	228,448	(105,374)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	2,037,000	12/20/16	5.000	% quarterly	32,715	59,487	(26,772)
Morgan Stanley & Co. Inc. (CDX.NA.HY.17 Index)	3,977,000	12/20/16	5.000	% quarterly	63,874	120,981	(57,107)

Total	$18,721,000				$300,674	$550,080	$(249,406)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2012.

Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Foreign Exchange Risk	—	—	$95,237	$(858,802)	—	$(763,565)
Credit Risk	$1,003,037	$(713,990)	—	—	$1,150,105	1,439,152

Total	$1,003,037	$(713,990)	$95,237	$(858,802)	$1,150,105	$675,587

Notes to Schedule of Investments (unaudited) (continued)

During the period ended March 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,005,300

Written options	948,957

Forward foreign currency contracts (to buy)	5,963,161

Forward foreign currency contracts (to sell)	60,485,053

Average Notional Balance
Credit default swap contracts (to buy protection)	$10,848,000

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	May 29, 2012

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 29, 2012